UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35205

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On June 17, 2005, Alabama National BanCorporation (the “Company”) provided a notice (the “Initial Notice”) to its directors and executive officers informing them of a temporary suspension of trading (the “Blackout Period”) under the Alabama National BanCorporation Employee Capital Accumulation Plan (the “Plan”), a 401(k) plan sponsored by the Company. On June 21, 2005, the Company learned from the Plan’s service providers that the Blackout Period associated with the transition had been revised to begin and end on different dates than those included in the Initial Notice. Accordingly, a revised notice (the “Current Notice”) was provided to directors and executive officers on June 22, 2005 informing them of the change in the Blackout Period. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Current Notice.

The reason for the Blackout Period is to transition, on or about August 1, 2005, the investment and recordkeeping services associated with the Plan to Fidelity Investments and the trustee services associated with the Plan to Fidelity Management Trust Company. This transition will temporarily prevent participants in the Plan from engaging in transactions in the Company’s common stock in their individual accounts under the Plan.

While the Initial Notice indicated that the Blackout Period would being on July 31, 2005 and end on August 19, 2005, the Current Notice indicates that the Blackout Period will begin on July 25, 2005 and end on August 31, 2005. The Company provided both the Initial Notice and the Current Notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. The Company received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, in connection with the Initial Notice on June 17, 2005, and in connection with the Current Notice on June 21, 2005.

Inquiries concerning the Blackout Period should be directed to Kimberly Moore, Senior Vice President of the Company and Plan Administrator of the Plan, by telephone at (205) 583-3738 or by mail at Alabama National BanCorporation, 1927 First Avenue North, Birmingham, Alabama 35205.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit
99.1	Current Notice of Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated June 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation

By:	/s/ John R. Bragg
John R. Bragg
Executive Vice President

Dated: June 22, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Current Notice of Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated June 22, 2005